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As filed with the Securities and Exchange Commission on June 13, 1997
                                                    File No. 333-
=============================================================================

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                    ----------------------------


                             FORM S-8
                      REGISTRATION STATEMENT
                              Under
                    THE SECURITIES ACT OF 1933

                    ----------------------------

                        Hub Group, Inc.
     (Exact Name of Registrant as Specified in its Charter)

              Delaware                             36-4007085
    (State or Other Jurisdiction        (I.R.S. Employer Identification No.)
   of Incorporation or Organization)

377 East Butterfield Road, Suite 700
           Lombard, Illinois                          60148
(Address of Principal Executive Offices)           (Zip Code)

         Hub Group Employee Profit Sharing Plan and Trust*
      Hub City North Central, L.P. 401(k) Profit Sharing Plan
                 (Full Title of Each of the Plans)

      *Additional registrants are listed on the attached page.

                           Mark A. Yeager
                          Hub Group, Inc.
               377 East Butterfield Road, Suite 700
                      Lombard, Illinois  60148
              (Name and Address of Agent For Service)

                          (630) 271-3600
  (Telephone Number, Including Area Code, of Agent For Service)

                         ----------------

                 CALCULATION OF REGISTRATION FEE
=============================================================================
                                         Proposed     Proposed
                                         Maximum      Maximum
     Title Of             Amount         Offering     Aggregate    Amount of
    Securities            To Be          Price Per    Offering   Registration
To Be Registered(1)     Registered       Share(2)     Price          Fee
------------------------------------------------------------------------------

Class A Common Stock,
par value $.01 per
share . . . . . . .   200,000 Shares(3)  $27.44       $5,488,000   $1,663.03
==============================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
(2) Pursuant to Rule 457(h)(1), computed on the basis of the average of the high and low sales prices on June 10, 1997.
(3) The number of shares of Class A Common Stock to be registered may be adjusted in accordance with the provisions of the Plans in the event that, during the periods that the Plans are in effect, the number of shares of Class A Common Stock is increased or decreased or such shares are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company through reorganization, merger or consolidation, recapitalization, stock split, split-up, combination, exchange of shares, declaration of any Class A Common Stock dividends or similar events without receipt of consideration by the Company. Accordingly, this Registration Statement covers, in addition to the number of shares of Class A Common Stock stated above, an indeterminate number of shares which by reason of any such events may be issued in accordance with the provisions of the Plans.

                           ADDITIONAL REGISTRANTS
     (Exact Names of Registrants as Specified in Their Respective Charters)

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub Group, Inc.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Atlanta, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Mid-Atlantic, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Alabama, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Boston, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Terminals, INC.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Cleveland, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Dallas, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Detroit, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Houston, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Indianapolis, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Florida, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Kansas City, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Los Angeles, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Tennessee, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City New Orleans, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City New York/New Jersey, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Philadelphia, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Pittsburgh, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Portland, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City New York State, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Rio Grande, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Golden Gate, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City St. Louis, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City Ohio, L.P.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub Group Distribution Services

Hub Group Employee Profit Sharing Plan and Trust, as maintained by HLX Company, L.L.C.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Quality Services, L.L.C.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Quality Services of Michigan, L.L.C.

Hub Group Employee Profit Sharing Plan and Trust, as maintained by Hub City New Haven, L.P.

                              PART II


                       INFORMATION REQUIRED IN
                      THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

     The following documents, which have heretofore been filed by Hub Group, Inc., a Delaware corporation (the "Company"), with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), File No. 0-27754, are incorporated by reference herein and shall be deemed to be a part hereof:

     (a)  Annual Report on Form 10-K for the Year ended December 31,
          1996;

     (b)  Quarterly Report on Form 10-Q for the Quarter ended March 31,
          1997;  and

     (c)  The description of Class A Common Stock included in the
          Company's Registration Statement on Form 8-A filed with the Commission on February 13, 1996.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and shall be deemed a part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

Item 6.  Indemnification of Directors and Officers.

     (a)  The Delaware General Corporation Law ("GCL") (Section
145) gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified, and authorizes the Registrant to buy directors' and officers' liability insurance. Such indemnification is not exclusive of any other rights to which those indemnified may be entitled under any by-laws, agreement, vote of stockholders or otherwise.

     (b) Article Eleventh of the Certificate of Incorporation of the Registrant permits, and Article VI of the By-Laws of the Registrant provides for, indemnification of directors, officers, employees and agents to the fullest extent permitted by law.

     (c) In accordance with Section 102(b)(7) of the Delaware GCL, the Registrant's Certificate of Incorporation provides that directors shall not be liable for monetary damages for breaches of their fiduciary duty as directors except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware GCL as the same exists or may be amended.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

         See Index to Exhibits which is incorporated herein by reference.

Item 9.  Undertakings.

         The undersigned registrant hereby undertakes:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i)  To include any prospectus required by Section
                  10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the
                  registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

            (iii) To include any material information with
                  respect to the plan of distribution not
                  previously disclosed in the registration statement or any material change to such information in the registration statement;

            Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

       2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                            SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lombard, Illinois, on June 13, 1997.

                                     HUB GROUP, INC.


                                     By /s/ David P. Yeager
                                        ------------------------------
                                       David P. Yeager
                                       Chief Executive Officer
                                       and Vice Chairman


                        POWER OF ATTORNEY

    Each person whose signature appears below hereby constitutes and appoints David P. Yeager, Mark A. Yeager, William L. Crowder and Thomas L. Hardin and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on June 13, 1997.



                                                        Title
                                                        -----

/s/ David P. Yeager
------------------------------------    Vice-Chairman, Chief Executive Officer
            David P. Yeager             and Director


/s/ William L. Crowder
------------------------------------   Vice President - Finance and Chief
             William L. Crowder        Financial Officer (Principal Financial
                                       and Accounting Officer)


/s/ Phillip C. Yeager
------------------------------------   Chairman and Director
             Phillip C. Yeager


/s/ Thomas L. Hardin
------------------------------------   President, Chief Operating Officer
             Thomas L. Hardin          and Director


/s/ Charles R. Reaves
-----------------------------------    Director
             Charles R. Reaves


/s/ Martin P. Slark
-----------------------------------    Director
             Martin P. Slark


/s/ Gary D. Eppen
-----------------------------------    Director
              Gary D. Eppen

    Pursuant to the requirements of the Securities Act of 1933, as amended, the trustees (or other persons who administer the employee benefit plans) have duly caused this Registration Statement to be signed on the plans' behalf by the undersigned, thereunto duly authorized, in the City of Lombard, Illinois, on June 13, 1997.


                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB GROUP, INC.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY ATLANTA, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY MID-ATLANTIC, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY ALABAMA, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY BOSTON, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY TERMINALS, INC.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY CLEVELAND, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY DALLAS, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY DETROIT, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY HOUSTON, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY INDIANAPOLIS, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY FLORIDA, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY KANSAS CITY, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY LOS ANGELES, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY TENNESSEE, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY NEW ORLEANS, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY NEW YORK/NEW JERSEY, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY PHILADELPHIA, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY PITTSBURGH, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY PORTLAND, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY NEW YORK STATE, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY RIO GRANDE, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY GOLDEN GATE, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY ST. LOUIS, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY OHIO, L.P.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB GROUP DISTRIBUTION SERVICES

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HLX COMPANY, L.L.C.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY QUALITY SERVICES, L.L.C.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY QUALITY SERVICES OF MICHIGAN,
                 L.L.C.

                 HUB GROUP EMPLOYEE PROFIT SHARING PLAN AND TRUST, AS MAINTAINED BY HUB CITY NEW HAVEN, L.P.

                 HUB CITY NORTH CENTRAL, L.P. 401(K) PROFIT SHARING
                 PLAN



                                     By /s/ David P. Yeager
                                        ----------------------------------
                                        David P. Yeager
                                        Chief Executive Officer
                                        and Vice Chairman of Hub
                                        Group, Inc.

                          EXHIBIT INDEX

Exhibit                                                        Sequential
Number                Description of Exhibit                   Page Number
-------               ----------------------                   -----------

4.1              Restated Certificate of Incorporation
                 (incorporated by reference to Exhibits 3.1 and 3.3 to Registration Statement on Form S-1,
                 Registration Statement No. 33-90210)

4.2              By-Laws (incorporated by reference to
                 Exhibit 3.2 to Registration Statement on
                 Form S-1, Registration Statement No. 33-90210)

4.3              Hub City North Central, L.P. 401(k) Profit
                 Sharing Plan . . . . . . . . . . . . . . . . .

4.4              Form of Hub Group Employee Profit Sharing
                 Plan and Trust for each of the other
                 registrants. . . . . . . . . . . . . . . . . .

5.1              Opinion of Mayer, Brown & Platt. . . . . . . .

23.1             Consent of Mayer, Brown & Platt (included in
                 Exhibit 5.1)

23.2             Consent of Arthur Andersen LLP . . . . . . . .

24.1             Powers of Attorney (included on the
                 signature page of the registration
                 statement)




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